Rule 497(e)

Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Cash Flow Dividend Leaders ETF

(the “Fund”)

August 14, 2024

Supplement to The Fund’s Summary Prospectus and Prospectus

Dated February 28, 2024

Effective August 13, 2024, Amplify Investments LLC, the investment adviser to the Fund, has agreed to extend the fee waiver currently in effect such that it will waive the management fees for the Fund for assets under management up to $100 million until at least September 11, 2025.

Accordingly, notwithstanding anything to the contrary in the Fund’s summary prospectus and prospectus, the section entitled “Fund Fees and Expenses” is hereby deleted in its entirety and replaced with the following:

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.39%
Expense Waiver/Reimbursement(2)	(0.39)%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	0.00%

1.	Estimate based on the expenses the Fund expects to incur for the current fiscal year.

2.	Pursuant to an agreement with the Fund, Amplify Investments LLC has agreed to waive the management fees for the Fund for assets under management up to $100 million from August 13, 2024 until at least September 11, 2025. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Please Retain This Supplement for Future Reference.